                                                                    EXHIBIT 10.8

                        DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT is made and entered into as of the 1st day of January, 1991, by and between CHASE INTERNATIONAL CORPORATION, a corporation organized under the laws of the State of Delaware with its principal office and place of business in Hartford, Connecticut (hereinafter called the "Employer") and ARNOLD
L. CHASE, a resident of West Hartford, Connecticut (hereinafter called the "Employee");

                              W I T N E S S E T H:

     WHEREAS, the Employee desires to defer receipt of his salary and any bonuses earned from the Employer after the date hereof and until otherwise specified in this Agreement; and

     WHEREAS, the Employer desires to defer the payment of such compensation to the Employee and is willing to assist the Employee in the deferral of such compensation by entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Employer and Employee agree as follows:

     1. Deferred Compensation. Employee hereby irrevocably elects to defer the receipt by him of all salary and any bonuses earned by him subsequent to the date hereof until the earliest of such dates as are provided in paragraph 4 hereof. The Employer hereby agrees to pay the amounts of such Deferred Compensation to the Employee, together with any increases thereon as provided in paragraph 3 hereof, at the earliest of such dates as are provided in paragraph 4 hereof. Notwithstanding the aforesaid, to the extent that the Employee becomes liable for Federal Social Security ("FICA") taxes or Federal Unemployment ("FUTA") taxes with respect to such Deferred Compensation, the Employer shall pay to the Employee currently, from the amounts of compensation which would otherwise be deferred hereunder, an amount of compensation which, after federal income taxes are paid with respect to such amounts. would allow the Employee to satisfy his liability for said FICA and FUTA taxes.

     2. Deferred Compensation Account. Employer shall maintain on its books and records a Deferred Compensation Account to record its liability for future payments of Deferred Compensation and any increases thereon which may be required pursuant to paragraph 3 below. Employer shall not be required, however, to segregate or earmark any of its assets (or the benefit of Employee or, in the event of his death, the Employee's spouse, estate or any other beneficiary. The amount reflected in said Deferred Compensation Employer's general corporate purposes and shall be available to Employer's general creditors. The amount reflected in said Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by Employee or his spouse, estate or any beneficiary, and any attempt to anticipate, alienate or transfer or assign the same shall be void. Neither Employee nor his spouse, estate or any other beneficiary may assert any right or claim by reason of this Agreement against any specific asset of the Employer. Employee's right of payment pursuant to this Agreement shall only be a contractual right against Employer for the amount reflected in the Deferred Compensation Account with respect to such Employee. Nothing contained in this Agreement, and no action taken pursuant to the provisions hereof, shall create or be construed to create a trust of any kind or a fiduciary relationship between Employer and Employee or any other person.

     3. Increases in Deferred Compensation. In consideration of the Employee's election and agreement to defer the receipt of his compensation as provided herein, the Employer agrees to credit the Employee's Deferred Compensation Account (as maintained in accordance with paragraph 2 above) with additional amounts of compensation at the rate of ten percent (10%) per annum for the length of time that such Deferred Compensation amounts remain unpaid. Such increases shall be calculated from the date such compensation would otherwise have been paid to the Employee absent this Agreement until the date such amounts of Deferred Compensation are actually paid, provided, however that increases shall be credited on Deferred Compensation amounts only and shall not be credited on prior increases made pursuant to this paragraph 3. Such increased amounts of compensation shall be deferred in accordance with this Agreement and shall be paid as provided in paragraph 4 below.

     4. Payment of Deferred Compensation. This Agreement shall continue in force until the first to occur of: (1) the Employee's severance of employment,
(2) a substantial diminishment of the employment responsibilities of the Employee, or (3) the written agreement, signed by the parties, terminating this agreement. At such time, this Agreement shall terminate and the entire amount then constituting the Employee's Deferred Compensation Account, including any increases required to be credited thereon by reason of paragraph 3 above, shall be paid to the Employee. If the severance of employment of the Employee occurs by reason of his death, payment shall be paid to the beneficiary designated by the Employee to receive such payment, or if none, to the Employee's spouse, if any, or if none to the Employee's estate.

     5. General Provisions.

          (a) This Agreement may be amended or modified only by a written agreement duly executed by the parties hereto and no agreement other than one in writing executed by the parties hereto shall be binding on the parties.

          (b) Nothing contained herein shall be interpreted to impose any obligation on Employer to continue the employment of Employee.

          (c) This Agreement may be simultaneously executed in counterparts, each of which shall be deemed to be an original but which together shall constitute but one and the same instrument.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut. Employer and Employee hereby agree to submit to the jurisdiction of the state and federal courts located in Connecticut for the resolution of any dispute that may arise under this Agreement.

     IN WITNESS WHEREOF, Employer, by its duly authorized representative, and Employee have executed this Agreement as of the day and year first written above.

                                          EMPLOYER:
                                          CHASE INTERNATIONAL CORPORATION

                                          By    /s/ CHERYL CHASE FREEDMAN

                                            ------------------------------------
                                          Name: Cheryl Chase Freedman
                                          Title: Executive Vice President

WITNESS:

[Signed but illegible]
--------------------------------------

[Signed but illegible]
--------------------------------------

                                          EMPLOYEE:

                                                  /s/ ARNOLD L. CHASE

                                          --------------------------------------
                                          Arnold L. Chase

WITNESS:
[Signed but illegible]
--------------------------------------

[Signed but illegible]
--------------------------------------

                        WORLD CABLE COMMUNICATIONS, INC.

                         DEFERRED COMPENSATION SCHEDULE
                     FOR THE YEAR ENDING DECEMBER 31, 1993

                                                                       12-MAR-96

                                 ARNOLD L CHASE
PAYMENT       PAYMENT       ------------------------                     MONTHLY EXP     MONTHLY EXP
PERIOD          DATE           COMP        ADD COMP      GRAND TOTAL        COMP          INTEREST
-------     ------------    -----------    ---------     -----------     -----------     -----------
FORWARD @
                12/31/92     486,933.76    72,719.18     559,652.94

    1          07-Jan-93     496,945.14      952.29      570,616.61
    2          21-Jan-93     506,164.52    2,912.18      581,795.88      19,230.76         2,912.18
    3          04-Feb-93     515,799.90    4,945.83      593,464.91
    4          18-Feb-93     525,395.28    7,053.25      605,167.71      19,230.70         4,141.07
    5          04-Mar-93     535,010.66    9,234.43      616,964.27             --
    6          18-Mar-93     544,626.04    11,489.37     628,834.59      19,230.76         4,436.12
    7          01-Apr-93     554,241.42    13,818.07     640,778.67
    8          15-Apr-93     563,856.80    16,220.54     652,796.52      19,230.76         4,731.17
    9          29-Apr-93     573,472.18    18,696.76     664,888.12
   10          13-May-93     583,087.56    21,246.75     677,053.49
   11          27-May-93     592,702.94    23,870.50     689,292.62      28,846.14         7,649.96
   12          10-Jun-93     602,318.32    26,568.01     701,605.51
   13          24-Jun-93     611,933.70    29,339.29     713,992.17      19,230.76         5,468.79
   14          08-Jul-93     621,549.08    32,184.32     726,452.58
   15          22-Jul-93     631,164.46    35,103.12     738,986.76      19,230.76         5,763.83
   16          05-Aug-93     640,779.84    38,095.68     751,594.70
   17          19-Aug-93     650,395.22    41,162.00     764,276.40      19,230.76         6,058.88
   18          02-Sep-93     660,010.60    44,302.08     777,031.86
   19          16-Sep-93     669,625.98    47,515.93     789,861.09
   20          30-Sep-93     679,241.36    50,803.53     802,764.07      28,846.14         9,641.53
   21          14-Oct-93     688,856.74    54,164.90     815,740.82
   22          28-Oct-93     698,472.12    57,600.03     828,791.33      19,230.76         6,796.50
   23          11-Nov-93     708,087.50    61,108.92     841,915.60
   24          25-Nov-93     717,702.68    64,691.57     855,113.63      19,230.76         7,091.54
   25          09-Dec-93     727,318.26    68,347.99     868,385.43
   26          23-Dec-93     730,022.64    71,402.21     874,144.03
               31-Dec-93     730,022.64    73,002.26     875,744.08      12,319.76         8,310.69
                                                                         ---------         --------
                                                                         243,088.88       73,002.26
                                                                         559,652.94              --
                                                                         ---------
                                                                         802,741.82
                                                                         =========

                        WORLD CABLE COMMUNICATIONS, INC.

                         DEFERRED COMPENSATION SCHEDULE
                     FOR THE YEAR ENDING DECEMBER 31, 1993

                                                                       12-MAR-96

                                ARNOLD L CHASE
PAYMENT       PAYMENT      ------------------------                      MONTHLY EXP      MONTHLY EXP
PERIOD         DATE           COMP        ADD COMP      GRAND TOTAL          COMP          INTEREST
-------     -----------    -----------    ---------     ------------     ------------     -----------
   FORWARD @ 12/31/93                     730,022.64     145.721.44       875,744.08
    1         06-Jan-94     739,638.02    1,200.04       886,559.50
    2         20-Jan-94     749,253.40    4,037.00       899,011.64        19,230.76        4,037.00
    3         03-Feb-94     758,868.78    6,910.85       911,501.07
    4         17-Feb-94     768,484.16    9,821.58       924,027.18        19,230.76        5,784.58
    5         03-Mar-94     778,099.54    12,769.19      936,590.17
    6         17-Mar-94     787,714.92    15,753.69      949,190.05        19,230.76        5,932.11
    7         31-Mar-94     797,330.30    18,775.06      961,826.80
    8         14-Apr-94     806,945.68    21,833.31      974,500.43        19,230.76        6,079.62
    9         28-Apr-94     816,561.06    24,928.44      987,210.94
   10         12-May-94     826,176.44    28,060.46      999,958.34
   11         26-May-94     835,791.82    31,229.36     1,012,742.62       28,846.14        9,396.05
   12         09-Jun-94     845,407.20    34,435.13     1,025,563.77
   13         23-Jun-94     855,022.58    37,677.79     1,038,421.81       19,230.76        6,448.43
   14         07-Jul-94     864,637.96    40,957.33     1,051,316.73
   15         21-Jul-94     874,253.34    44,273.55     1,064,248.33       19,230.76        6,595.76
   16         04-Aug-94     883,868.72    47,627.05     1,077,217.21
   17         18-Aug-94     893,484.10    51,017.23     1.090,222.77       19,230.76        6,743.68
   18         01-Sep-94     903,099.48    54,444.29     1,103,265.21
   19         15-Sep-94     912,714.86    57,908.24     1,116,344.54
   20         29-Sep-94     922,330.24    61,409.96     1,129,461.64       28,846.14       10,392.73
   21         13-Oct-94     931,945.82    64,969.76     1,142,636.82
   22         27-Oct-94     941,561.00    68,521.35     1,155,803.79       19,230.76        7,111.39
   23         10-Nov-94     951,176.36    72,132.82     1,169,030.64
   24         24-Nov-94     960,791.76    75,781.17     1,182,294.37       19,230.76        7,259.82
   25         08-Dec-94     960,154.08    79,466.39     1,185,341.91
   26         22-Dec-94     969,769.46    83,149.18     1,198,640.08
              31-Dec-94     969,769.46    85,540.39     1,201,031.29        8,977.70        9,759.22
                                                                          ----------       ---------
                                                                          239,746.82        8,540.99
                                                                          875,744.08
                                                                          ----------
                                                                         1,115,490.90
                                                                          ==========

                        WORLD CABLE COMMUNICATIONS, INC.

                         DEFERRED COMPENSATION SCHEDULE
                     FOR THE YEAR ENDING DECEMBER 31, 1995

                                                                       05-FEB-96

                                 ARNOLD L. CHASE
                           ----------------------------
PAYMENT       PAYMENT                        ADD COMP                       MONTHLY EXP      MONTHLY EXP
 PERIOD        DATE            COMP          INTEREST      GRAND TOTAL          COMP          INTEREST
--------    -----------    -------------    -----------    ------------     ------------     -----------
  Forward @ 12/31/94          969,769.46     231,261.83    1.201,031.29
1.......      05-Jan-95       979,384.84       1,328.45    1,211,975.12
2.......      19-Jan-95       989,000.22       5,085.00    1,225,347.05        19,230.76       5,085.00
3.......      02-Feb-95       998,615.60       8,878.42    1,236,755.85
4.......      16-Feb-95     1,008,230.98      12,708.73    1,252,201.54        19,230.76       7,623.73
5.......      02-Mar-95     1,017,846.36      16,575.92    1,265,684.11
6.......      16-Mar-95     1,027,461.74      20,479.98    1,279,203.55
7.......     30- Mar-95     1,037,077.12      24,420.93    1,292,759.88        28,846.14      11,712.20
8.......      13-Apr-95     1,046,692.50      28,398.76    1,306,353.09
9.......      27-Apr-95     1,056,307.88      32,413.47    1,319,963.18        19,230.76       7,992.54
10......      11-May-95     1,065,923.26      36,465.07    1,333,650.16
11......      25-May-95     1,075,538.64      40,553.54    1,347,354.01        19,230.76       8,140.07
12......      08-Jun-95     1,085,154.02      44,678.89    1,361,094.74
13......      22-Jun-95     1,094,769.40      48,841.13    1,374,872.36        19,230.76       8,287.59
14......      06-Jul-95     1,104,384.78      53,040.24    1,388,686.85
15......      20-Jul-95     1,114,000.16      57,276.24    1,402,538.23        19,230.76       8,435.11
16......      03-Aug-95     1,123,815.54      61,549.12    1,416,426.49
17......      17-Aug-95     1,133,230.92      65,858.87    1.430,351.62
18......      31-Aug-95     1,142,846.30      70,205.51    1,444,313.84        28,846.14      12,929.27
19......      14-Sep-95     1,152.461.68      74,589.03    1,458,312.54
20......      28-Sep-95     1,162,077.06      79,009.43    1,472,348.32        19,230.76       8,803.92
21......      12-Oct-95     1,171,692.44      83.466,72    1,468,420.99
22......      26-Oct-95     1,181,307.82      87,960.88    1,500,530.53        19,230.76       8,951.45
23......      09-Nov-95     1,190,923.20      92,491.92    1,514,676.95
24......      23-Nov-95     1,200,538.58      97,059.85    1,528,860.26        19,230.76       9,098.97
25......      07-Dec-95     1,199,849.24     101,664.65    1,532,775.72
26......      21-Dec-95     1,209,464.62     106,266.81    1,546,993.26
              31-Dec-95     1,209,464.42     109,580.42    1,550,306.87         8,925.64      12,520.57
                                                                            ------------     ----------
                                                                              239,694.96     109,580.42
                                                                            1,201,031.29
                                                                            ------------
                                                                            1,440,726.25
                                                                            ============